Exhibit 10.2
REVOLVER NOTE
November [__], 2007
     FOR VALUE RECEIVED, the undersigned (“Borrowers”) promise to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (“Bank”) at the place and times provided in the Agreement referred to below, the principal amount of all Revolver Loans made by Bank from time to time pursuant to that certain Loan and Security Agreement dated as of November [___], 2007 (as amended, restated or otherwise modified, the “Agreement”) by and between Borrowers and Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
     The unpaid principal amount of this Revolver Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Agreement and shall bear interest as provided in the Agreement. All payments of principal and interest on this Revolver Note shall be payable to Bank or the holder of this Revolver Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Bank or such holder may specify.
     This Revolver Note is entitled to the benefits of, and evidences Obligations incurred under, the Agreement, to which reference is made for a description of the security for this Revolver Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolver Note and on which such Obligations may be declared to be immediately due and payable.
     This Revolver Note shall be governed, construed and enforced in accordance with the laws of the State of Texas, without reference to the conflicts or choice of law principles thereof.
     Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Agreement) notice of any kind with respect to this Revolver Note.
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ADAMS GOLF, INC.
REVOLVER NOTE
     IN WITNESS WHEREOF, the undersigned have executed this Revolver Note as of the day and year first above written.

BORROWERS:

ADAMS GOLF, INC.
ADAMS GOLF HOLDING CORP.
ADAMS GOLF GP CORP.
ADAMS GOLF MANAGEMENT CORP.

By:
Name:	Eric Logan
Title:	Chief Financial Officer / Vice President

ADAMS GOLF, LTD.
ADAMS GOLF IP, L.P.

By:	Adams Golf GP Corp., its general partner

By:

	Name:	Eric Logan
	Title:	Vice President

WGU, LLC

By:	Adams Golf, Ltd., its sole member
	By:	Adams Golf GP Corp., its general partner

By:
		Name:	Eric Logan
		Title:	Vice President

Exhibit A-1
[FORM OF]
REVOLVER NOTE
November [__], 2007
     FOR VALUE RECEIVED, the undersigned (“Borrowers”) promise to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (“Bank”) at the place and times provided in the Agreement referred to below, the principal amount of all Revolver Loans made by Bank from time to time pursuant to that certain Loan and Security Agreement dated as of November [___], 2007 (as amended, restated or otherwise modified, the “Agreement”) by and between Borrowers and Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
     The unpaid principal amount of this Revolver Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Agreement and shall bear interest as provided in the Agreement. All payments of principal and interest on this Revolver Note shall be payable to Bank or the holder of this Revolver Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Bank or such holder may specify.
     This Revolver Note is entitled to the benefits of, and evidences Obligations incurred under, the Agreement, to which reference is made for a description of the security for this Revolver Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolver Note and on which such Obligations may be declared to be immediately due and payable.
     This Revolver Note shall be governed, construed and enforced in accordance with the laws of the State of Texas, without reference to the conflicts or choice of law principles thereof.
     Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Agreement) notice of any kind with respect to this Revolver Note.
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     IN WITNESS WHEREOF, the undersigned have executed this Revolver Note as of the day and year first written above.

ADAMS GOLF, INC.
ADAMS GOLF HOLDING CORP.
ADAMS GOLF GP CORP.
ADAMS GOLF MANAGEMENT CORP.

By:

Name:	Eric Logan
Title:	CFO, Vice President

ADAMS GOLF, LTD.
ADAMS GOLF IP, L.P.

By:	Adams Golf GP Corp., its general partner

By:

	Name:	Eric Logan
	Title:	CFO, Vice President

WGU, LLC

By:	Adams Golf, Ltd., its sole member
By: Adams Golf GP Corp., its general partner

By:

		Name:	Eric Logan
		Title:	CFO, Vice President